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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
GMX RESOURCES, INC.:


We consent to the use of our report included herein and to the reference of our firm under the heading "Experts" in the registration statement.

Our report refers to the restatement of the 1999 financial statements.


                                       KPMG LLP

Oklahoma City, Oklahoma
February 1, 2001